Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of June 1, 2021 (the

“Amendment”), is made pursuant to that certain Credit Agreement dated as of May 31, 2019 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among RUNWAY GROWTH CREDIT FUND INC., a Maryland corporation, as borrower (the “Borrower”); each Guarantor party thereto; the financial institutions currently party thereto as lenders (the “Lenders”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”); CIBC Bank USA, as documentation agent (together with its successors and assigns, the “Documentation Agent”); MUFG Union Bank, N.A., as co-documentation agent (together with its successors and assigns, the “Co-Documentation Agent”); and U.S. Bank  National Association, not in its individual capacity but as the paying agent (together with its successors and assigns, the “Paying Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders, the Guarantors, the Documentation Agent, the Co- Documentation Agent, the Paying Agent and the Administrative Agent have previously entered into and are currently party to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the  terms  of  this  Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Upon satisfaction of the conditions precedent set forth in Section 3 below, as of the Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as set forth in Exhibit A to this Amendment with text marked in underline indicating additions to the Credit Agreement and with text marked in ~~strikethrough~~ indicating deletions to the Credit Agreement.

Section 3.Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) of the satisfaction of all of the following conditions precedent:

3.1.The Administrative Agent, the Borrower, and the Lenders shall have executed and delivered this Amendment.

3.2.The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to (i) its articles of incorporation, (ii)  its operating agreement, (iii) the resolutions or other action of the board of directors of  the Company, (iii) the incumbency and specimen signature of each of its Responsible Officers authorized to execute the Amendment and the other Transaction Documents to which it is a party, and (iv) certificate of good standing in the applicable jurisdiction of organization.

3.3.The Administrative Agent shall have received legal opinions from counsel to the Borrower covering such matters as the Administrative Agent and its counsel shall reasonably request including corporate and enforceability.

3.4.Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 4. Representations of the Borrower. The Borrower hereby represents and warrants to the parties hereto that as of the date hereof its representations and warranties contained in Article IV of the Credit Agreement and any other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving  effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date).

Section 5. Credit Agreement in Full Force and Effect. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its  original terms. Reference to this specific Amendment need not be made in the Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

Section 6. Execution in Counterparts. This Amendment may be  executed  in  any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

BORROWER:

RUNWAY GROWTH CREDIT FUND INC.

By:	/s/ Thomas B. Raterman
	Name:	Thomas B. Raterman
	Title:	Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

MANAGING AGENT for the KeyBank Lender Group:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Richard Andersen
	Name:	Richard Andersen
	Title:	Senior Vice President

LENDER for the KeyBank Lender Group:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Richard Andersen
	Name:	Richard Andersen
	Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Richard Andersen
	Name:	Richard Andersen
	Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

MANAGING AGENT for the CIBC Bank USA Lender Group:

CIBC BANK USA

By:	/s/ Rob Dmowski
	Name:	Rob Dmowski
	Title:	Managing Director

LENDER for the CIBC BANK USA Lender Group:

CIBC BANK USA

By:	/s/ Rob Dmowski
	Name:	Rob Dmowski
	Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]

MANAGING AGENT for the MUFG Union Bank, N.A. Lender Group:

MUFG UNION BANK, N.A.

By:	/s/ J. William Bloore
	Name:	J. William Bloore
	Title:	Managing Director

LENDER for the MUFG Union Bank, N.A. Lender Group:

MUFG UNION BANK, N.A.

By:	/s/ J. William Bloore
	Name:	J. William Bloore
	Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]

MANAGING AGENT for the Bank of Hope Lender Group:

BANK OF HOPE

By:	/s/ Peter Hennessy
	Name:	Peter Hennessy
	Title:	Senior Vice President

LENDER for the Bank of Hope Lender Group:

BANK OF HOPE

By:	/s/ Peter Hennessy
	Name:	Peter Hennessy
	Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

MANAGING AGENT for the First Foundation Bank Lender Group:

FIRST FOUNDATION BANK

By:	/s/ Michael Berry
	Name:	Michael Berry
	Title:	Senior Vice President

LENDER for the First Foundation Bank Lender Group:

FIRST FOUNDATION BANK

By:	/s/ Michael Berry
	Name:	Michael Berry
	Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]